Exhibit 99.1

               Semtech Announces First Quarter Results


    --  Revenue up 4.5% over Previous Quarter

    --  Board Authorizes $150M Accelerated Stock Repurchase


    CAMARILLO, Calif.--(BUSINESS WIRE)--May 30, 2007--Semtech
Corporation (NASDAQ:SMTC), a leading producer of high performance analog and mixed-signal semiconductors, today reported unaudited financial results for its first quarter of fiscal year 2008 that ended April 29, 2007.

    Net sales for the first quarter of fiscal year 2008 were $60.6 million, down 8 percent from the first quarter of fiscal year 2007 and up 4.5 percent when compared to the fourth quarter of fiscal year
2007.

    Net income for the first quarter of fiscal year 2008, computed in accordance with U.S. generally accepted accounting principles (GAAP), was $7.9 million or 11 cents per diluted share. GAAP net income was $11.8 million or 16 cents per diluted share in the first quarter of fiscal year 2007 and was $4.6 million or 6 cents per diluted share in the fourth quarter of fiscal year 2007. Gross profit margin for the first quarter of fiscal year 2008 was 54.9% compared to 57.5 percent in the first quarter of fiscal year 2007 and 50.3 percent in the fourth quarter of fiscal year 2007.

    Non-GAAP net income for the first quarter of fiscal year 2008 was $10.6 million or 14 cents per diluted share. Non-GAAP net income was $14.8 million or 20 cents per diluted share in the first quarter of fiscal year 2007 and was $9.3 million or 12 cents per diluted share in the fourth quarter of fiscal year 2007. Non-GAAP gross profit margin for the first quarter of fiscal year 2008 was 55.4 percent. Non-GAAP gross profit margin for the first quarter of fiscal year 2007 was 57.7 percent and 51.4 percent in the fourth quarter of fiscal year 2007. Non-GAAP results exclude the impact of stock based compensation, the amortization of acquisition-related intangibles, expenses associated with Semtech's ongoing litigation against an insurer, the gain on sale of an unused parcel of land, and expenses related to the Company's now completed investigation into its historical stock option practices, now completed restatement of past financial statements to correct errors in stock option accounting and ongoing stock option related matters including an inquiry by the SEC, a federal grand jury subpoena, and previously announced derivative litigation.

    New orders were up 7 percent in the first quarter of fiscal year 2008 compared to the fourth quarter of fiscal year 2007. New orders exceeded shipments, resulting in a book-to-bill ratio above one.
Demand was strongest in the areas of industrial, handsets and communications equipment.

    Operating expenses for the first quarter of fiscal year 2008 included approximately $2.1 million related to the stock options investigation, SEC inquiry, the grand jury subpoena, the previously announced derivative litigation, the restatement, and related matters. Operating expenses for the first quarter of fiscal year 2007 did not include any expenses for these matters, as they arose after the end of that quarter. In the fourth quarter of fiscal year 2007 these expenses were $2.5 million.

    Semtech had $364 million of cash, cash equivalents and marketable securities as of April 29, 2007, which was up from $341 million at the end of the fourth quarter of fiscal year 2007.

    Mohan Maheswaran, Semtech's President and Chief Executive Officer, commented, "Semtech had an encouraging first quarter performance with improvements in sequential revenue growth, gross margins and earnings. In addition, our power management business returned to sequential revenue growth for the first time in almost three years, demonstrating improved execution within the Company. "

    The results announced today are preliminary, as they are subject to customary quarterly independent auditor review procedures. As such, these results are subject to revision until the Company files its Quarterly report on Form 10-Q for the first quarter of fiscal year 2008.

    Second Quarter Outlook

    Semtech estimates net sales for the second quarter which ends July 29, 2007 will increase three to five percent compared to the first quarter. Non-GAAP earnings for the second quarter are expected to be 14 to 15 cents per diluted share. Non-GAAP earnings for the second quarter are prior to stock-based compensation expense, amortization of intangibles and certain legal expenses. GAAP earnings for the second quarter of fiscal year 2008 are expected to be 9 to 10 cents per diluted share.

    Accelerated Stock Buyback

    In a separate press release today, Semtech announced that its Board of Directors has authorized a $150M accelerated stock buy-back.

    About Non-GAAP Financial Measures

    To supplement the Company's consolidated financial statements prepared in accordance with GAAP, this release includes a non-GAAP presentation of gross margin, net income and earnings per diluted share. All of these non-GAAP measures exclude stock-based compensation, acquisition related amortization of intangibles, and other items detailed above. These non-GAAP measures are provided to enhance the user's overall understanding of the Company's comparable financial performance between periods. In addition, the Company's management generally excludes such items in managing and evaluating the performance of the business. A further discussion of these non-GAAP financial measures can be found above, and reconciliations of GAAP results for the first quarter of fiscal year 2008 and 2007, respectively and the fourth quarter of fiscal 2007, appear with the financial statements later in this release. These additional financial measures should not be considered substitutes for any measures derived in accordance with GAAP and may be inconsistent with similar measures presented by other companies.

    About Semtech

    Semtech Corporation is a leading supplier of analog and mixed-signal semiconductors used in a wide range of computer, industrial and communication applications.

    Forward-Looking and Cautionary Statements

    This release contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements other than historical information or statements of current condition and relate to matters such as future financial performance, future operational performance, the anticipated impact of specific items on future earnings, and our plans, objectives and expectations. Some forward-looking statements may be identified by use of terms such as "expects," "anticipates," "intends," "estimates," "believes," "projects," "should," "will," "plans" and similar words.

    Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected. These risks and uncertainties include worldwide economic and political conditions, the timing and duration of semiconductor market upturns or downturns, demand for cellular phones, personal computers and automated test equipment, demand for semiconductor devices in general, demand for the Company's products in particular, competitors' actions, supply from key third-party silicon wafer foundries and assembly contractors, manufacturing costs and yields, relations with strategic customers, and risks associated with the businesses of major customers. In addition to considering these risks and uncertainties, forward-looking statements should be considered in conjunction with the cautionary statements contained in the "Risk Factors" section and elsewhere in the Company's Annual Report on Form 10-K for the fiscal year ended January 28, 2007, in the Company's other filings with the SEC, and in material incorporated therein by reference. In light of the risks and uncertainties inherent in forecasts of revenue and gross margin and in other projected matters, forward-looking statements should not be regarded as representations by the Company that its objectives or plans will be achieved or that any of its operating expectations or financial forecasts will be realized. The Company assumes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.


                         SEMTECH CORPORATION
                GAAP CONSOLIDATED STATEMENTS OF INCOME
            (Table in thousands - except per share amount)

                                          Three Months Ended
                                 -------------------------------------
                                  April 29,    April 30,   January 28,
                                    2007         2006         2007
                                 ------------ ------------ -----------
                                   Q1 2008      Q1 2007      Q4 2007
                                 ------------ ------------ -----------
                                 (Unaudited)  (Unaudited)  (Unaudited)

Net sales                            $60,566      $65,943     $57,963
Cost of sales                         27,313       28,032      28,786
                                 ------------ ------------ -----------
Gross profit                          33,253       37,911      29,177

Operating costs and expenses:
Selling, general and
 administrative                       18,181       15,124      17,661
Product development and
 engineering                          10,005       10,702      10,737
Acquisition related items                276          365         276
Insurance recovery litigation
 legal expenses                          175          160         114
                                 ------------ ------------ -----------

Total operating costs and
 expenses                             28,637       26,351      28,788

Operating income                       4,616       11,560         389

Interest and other income, net         5,715        2,922       3,954
                                 ------------ ------------ -----------

Income before taxes                   10,331       14,482       4,343
Provision/(credit) for taxes           2,400        2,725        (252)

Net income                            $7,931      $11,757      $4,595
                                 ============ ============ ===========

Earnings per share:
Basic                                  $0.11        $0.16       $0.06
Diluted                                $0.11        $0.16       $0.06

Weighted average number of
 shares:
Basic                                 72,379       72,575      72,433
Diluted                               73,593       74,715      74,311


                         SEMTECH CORPORATION
           Notes to Consolidated GAAP statements of income
           (Table in thousands - except per share amounts)

(1) - FAS 123R requiring the expensing of stock based compensation was adopted starting in the quarter ended April 30, 2006. GAAP based results include pre-tax stock based compensation charges as follows:

                                                 Three Months Ended
                                               -----------------------
                                               April   April   January
                                                 29,     30,     28,
                                                2007    2006    2007
                                               ------- ------- -------
Stock Option Expense                           Q1 2008 Q1 2007 Q4 2007
---------------------------------------------- ------- ------- -------
Cost of sales                                    $310    $134    $343
Selling, general and administrative             1,430   2,660   1,868
Product development and engineering               734   1,187     774
                                               ------- ------- -------
Total stock-based compensation                 $2,474  $3,981  $2,985
                                               ======= ======= =======


(2) - GAAP based results for the fourth quarter of fiscal year 2007 include pre-tax charges related to payments to individuals prohibited from exercising expiring or lapsing stock options during the restatement period.

                                               April   April   January
                                                 29,     30,     28,
                                                2007    2006    2007
                                               ------- ------- -------
Expenses related to expired options            Q1 2008 Q1 2007 Q4 2007
---------------------------------------------- ------- ------- -------
Cost of sales                                      $-      $-    $264
Selling, general and administrative                 -       -     833
Product development and engineering                 -       -     896
                                               ------- ------- -------
Total stock-based compensation                     $-      $-  $1,993
                                               ======= ======= =======


                         SEMTECH CORPORATION
       Financial bridge - GAAP to Non-GAAP statements of income
           (Table in thousands - except per share amounts)

RECONCILIATION OF GAAP TO NON-GAAP GROSS PROFIT:

                                           Three Months Ended
                                   -----------------------------------
                                    April 29,   April 30,  January 28,
                                      2007        2006        2007
                                   ----------- ----------- -----------
                                     Q1 2008     Q1 2007     Q4 2007
                                   ----------- ----------- -----------
                                   (Unaudited) (Unaudited) (Unaudited)

Gross profit, as reported (GAAP)      $33,253     $37,911     $29,177

  Adjustments to GAAP gross
   profit:
  Stock-based compensation expense        310         134         343
  Expenses related to expired
   options                                  -           -         264

                                   ----------- ----------- -----------
Non-GAAP Gross profit                 $33,563     $38,045     $29,784
                                   =========== =========== ===========


RECONCILIATION OF GAAP TO NON-GAAP NET INCOME:

                                           Three Months Ended
                                   -----------------------------------
                                    April 29,   April 30,  January 28,
                                      2007        2006        2007
                                   ----------- ----------- -----------
                                     Q1 2008     Q1 2007     Q4 2007
                                   ----------- ----------- -----------
                                   (Unaudited) (Unaudited) (Unaudited)

Net Income, as reported (GAAP)         $7,931     $11,757      $4,595

  Adjustments to GAAP net income:
  Acquisition related items               276         365         276
  Insurance related legal expenses        175         160         114
  Option and restatement related
   expenses                             2,076           -       2,483
  Stock based compensation expense      2,474       3,981       2,985
  Expenses related to expired
   options                                  -           -       1,993
  Land Sale                            (1,300)          -           -
  Associated tax effect                (1,038)     (1,477)     (3,186)
                                   ----------- ----------- -----------
Net Income on a Non-GAAP basis        $10,594     $14,786      $9,260
                                   =========== =========== ===========


Diluted GAAP earnings per share         $0.11       $0.16       $0.06
  Adjustments per above                 $0.03       $0.04       $0.06
                                   ----------- ----------- -----------
Diluted non-GAAP earnings per
 share                                  $0.14       $0.20       $0.12


                         SEMTECH CORPORATION
                    NON-GAAP STATEMENTS OF INCOME
           (Table in thousands - except per share amounts)

                                           Three Months Ended
                                   -----------------------------------
                                    April 29,   April 30,  January 28,
                                      2007        2006        2007
                                   ----------- ----------- -----------
                                     Q1 2008     Q1 2007     Q4 2007
                                   ----------- ----------- -----------
                                   (Unaudited) (Unaudited) (Unaudited)

Net sales                             $60,566     $65,943     $57,963
Cost of sales                          27,003      27,898      28,179
                                   ----------- ----------- -----------
Gross profit                           33,563      38,045      29,784

Operating costs and expenses:
Selling, general and
 administrative                        14,675      12,464      12,477
Product development and
 engineering                            9,271       9,515       9,067
                                   ----------- ----------- -----------

Total operating costs and expenses     23,946      21,979      21,544

Operating income                        9,617      16,066       8,240

Interest and other income, net          4,415       2,922       3,954
                                   ----------- ----------- -----------

Income before taxes                    14,032      18,988      12,194
Provision for taxes                     3,438       4,202       2,934

Net income                            $10,594     $14,786      $9,260
                                   =========== =========== ===========

Earnings per share:
Basic                                   $0.15       $0.20       $0.13
Diluted                                 $0.14       $0.20       $0.12

Weighted average number of shares:
Basic                                  72,379      72,575      72,433
Diluted                                73,593      74,715      74,311


                         SEMTECH CORPORATION
                     CONSOLIDATED BALANCE SHEETS
                         (Table in thousands)

                                                April 29,  January 28,
                                                  2007        2007
                                               ----------- -----------
                                               (Unaudited)
ASSETS

Current assets:
  Cash and cash equivalents                      $207,872    $162,882
  Temporary investments                            82,500     127,859
  Receivables, less allowances                     24,961      25,588
  Inventories                                      20,424      20,493
  Deferred income taxes                             3,511       3,495
  Other current assets                             11,521      14,998
                                               ----------- -----------
  Total Current Assets                            350,789     355,315

Property, plant and equipment, net                 38,760      40,573
Long-term investments                              74,064      50,439
Other assets                                        8,317      10,166
Goodwill                                           32,719      32,687
Other Intangibles                                   4,008       4,284
Deferred income taxes                              26,843      28,190
                                               ----------- -----------
     Total Assets                                $535,500    $521,654
                                               =========== ===========

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
  Accounts payable                                $12,421      $9,909
  Accrued liabilities                              11,758      14,950
  Deferred revenue                                  2,259       2,151
  Deferred income taxes                             1,478       1,500
  Income taxes payable                              2,633       1,974
                                               ----------- -----------
     Total Current Liabilities                     30,549      30,484

Other long-term liabilities                         7,814       7,450
Deferred income taxes - Non Current                 2,605       2,539

Shareholders' equity                              494,532     481,181
                                               ----------- -----------
     Total Liabilities & Equity                  $535,500    $521,654
                                               =========== ===========


    CONTACT: Semtech Corporation
             Todd German, Investor Relations, 805-480-2004